UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 14, 2005 (Date of earliest event reported)
Impreso, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-29883 (Commission File Number)	75-2849585 (IRS Employer Indentification Number)
	652 Southwestern Blvd (Address of principal executive offices)	75019 (Zip Code)
Registrant's telephone number, including area code: 972-462-0100

Item 2.02. Results of Operations and Financial Condition

Press release of Impreso, Inc. dated January 14, 2005

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Impreso, Inc. dated January 14, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005	IMPRESO, INC. By: /s/ Marshall D. Sorokwasz Marshall D. Sorokwasz